Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2023
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2023
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 13, 2023. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
In the fourth quarter of 2022, PNC updated the name of the noninterest income line item “Capital markets related” to “Capital markets and advisory.” This update did not impact the components of the category. All periods presented herein reflect these changes. For a description of each updated noninterest income revenue stream, see Note 1 Accounting Policies in our 2022 Form 10-K.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2023	2023	2023	2022	2022	2023	2022
Interest Income
Loans	$4,643	$4,523	$4,258	$3,860	$3,138	$13,424	$7,935
Investment securities	892	883	885	836	715	2,660	1,890
Other	668	538	516	413	279	1,722	502
Total interest income	6,203	5,944	5,659	5,109	4,132	17,806	10,327
Interest Expense
Deposits	1,792	1,531	1,291	812	340	4,614	455
Borrowed funds	993	903	783	613	317	2,679	542
Total interest expense	2,785	2,434	2,074	1,425	657	7,293	997
Net interest income	3,418	3,510	3,585	3,684	3,475	10,513	9,330
Noninterest Income
Asset management and brokerage	348	348	356	345	357	1,052	1,099
Capital markets and advisory	168	213	262	336	299	643	960
Card and cash management	689	697	659	671	671	2,045	1,962
Lending and deposit services	315	298	306	296	287	919	838
Residential and commercial mortgage	201	98	177	184	143	476	463
Other (a) (b)	94	129	258	247	317	481	705
Total noninterest income	1,815	1,783	2,018	2,079	2,074	5,616	6,027
Total revenue	5,233	5,293	5,603	5,763	5,549	16,129	15,357
Provision For Credit Losses	129	146	235	408	241	510	69
Noninterest Expense
Personnel	1,773	1,846	1,826	1,943	1,805	5,445	5,301
Occupancy	244	244	251	247	241	739	745
Equipment	347	349	350	369	344	1,046	1,026
Marketing	93	109	74	106	93	276	249
Other	788	824	820	809	797	2,432	2,375
Total noninterest expense	3,245	3,372	3,321	3,474	3,280	9,938	9,696
Income before income taxes and noncontrolling interests	1,859	1,775	2,047	1,881	2,028	5,681	5,592
Income taxes	289	275	353	333	388	917	1,027
Net income	1,570	1,500	1,694	1,548	1,640	4,764	4,565
Less: Net income attributable to noncontrolling interests	16	17	17	20	16	50	52
Preferred stock dividends (c)	104	127	68	120	65	299	181
Preferred stock discount accretion and redemptions	2	2	2	1	1	6	4
Net income attributable to common shareholders	$1,448	$1,354	$1,607	$1,407	$1,558	$4,409	$4,328
Earnings Per Common Share
Basic	$3.60	$3.36	$3.98	$3.47	$3.78	$10.95	$10.39
Diluted	$3.60	$3.36	$3.98	$3.47	$3.78	$10.94	$10.39
Average Common Shares Outstanding
Basic	400	401	401	404	410	401	414
Diluted	400	401	402	404	410	401	415
Efficiency	62%	64%	59%	60%	59%	62%	63%
Noninterest income to total revenue	35%	34%	36%	36%	37%	35%	39%
Effective tax rate (d)	15.5%	15.5%	17.2%	17.7%	19.1%	16.1%	18.4%
(a)Includes net gains (losses) on sale of securities of less than $1 million, $(2) million, less than $1 million, $(3) million and less than $1 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $(2) million and $(4) million for the nine months ended September 30, 2023 and September 30, 2022, respectively.
(b)Includes Visa Class B derivative fair value adjustments of $(51) million, $(83) million, $(45) million, $(41) million and $13 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $(179) million and $1 million for the nine months ended September 30, 2023 and September 30, 2022, respectively.
(c)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2023	2023	2023	2022	2022
Assets
Cash and due from banks	$5,300	$6,191	$5,940	$7,043	$6,548
Interest-earning deposits with banks (a)	41,484	38,259	33,865	27,320	40,278
Loans held for sale (b)	923	835	998	1,010	1,126
Investment securities – available for sale	40,590	41,787	43,220	44,159	45,798
Investment securities – held to maturity	91,797	93,874	95,019	95,175	90,653
Loans (b)	318,416	321,761	326,475	326,025	315,400
Allowance for loan and lease losses	(4,767)	(4,737)	(4,741)	(4,741)	(4,581)
Net loans	313,649	317,024	321,734	321,284	310,819
Equity investments	8,046	8,015	8,323	8,437	8,130
Mortgage servicing rights	4,006	3,455	3,293	3,423	3,206
Goodwill	10,987	10,987	10,987	10,987	10,987
Other (b)	40,552	37,780	38,398	38,425	41,932
Total assets	$557,334	$558,207	$561,777	$557,263	$559,477
Liabilities
Deposits
Noninterest-bearing	$105,672	$110,527	$118,014	$124,486	$138,423
Interest-bearing	317,937	316,962	318,819	311,796	299,771
Total deposits	423,609	427,489	436,833	436,282	438,194
Borrowed funds
Federal Home Loan Bank borrowings	36,000	34,000	32,020	32,075	30,075
Senior debt	22,407	22,005	19,622	16,657	13,357
Subordinated debt	4,728	5,548	5,630	6,307	7,286
Other (b)	3,032	3,831	3,550	3,674	3,915
Total borrowed funds	66,167	65,384	60,822	58,713	54,633
Allowance for unfunded lending related commitments	640	663	672	694	682
Accrued expenses and other liabilities (b)	17,437	15,325	14,376	15,762	19,245
Total liabilities	507,853	508,861	512,703	511,451	512,754
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,012,047, 543,012,047, 542,874,855, 542,874,829 and 542,768,817 shares	2,715	2,715	2,714	2,714	2,714
Capital surplus	19,971	19,934	19,864	18,376	19,810
Retained earnings	56,170	55,346	54,598	53,572	52,777
Accumulated other comprehensive income (loss)	(10,261)	(9,525)	(9,108)	(10,172)	(10,486)
Common stock held in treasury at cost: 144,671,252, 144,763,739, 143,781,812, 142,298,689 and 138,582,781 shares	(19,141)	(19,150)	(19,024)	(18,716)	(18,127)
Total shareholders’ equity	49,454	49,320	49,044	45,774	46,688
Noncontrolling interests	27	26	30	38	35
Total equity	49,481	49,346	49,074	45,812	46,723
Total liabilities and equity	$557,334	$558,207	$561,777	$557,263	$559,477
(a)Amounts include balances held with the Federal Reserve Bank of $41.1 billion, $37.8 billion, $32.5 billion, $26.9 billion and $39.8 billion as of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2023 Form 10-Q included, and our third quarter 2023 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2023	2023	2023	2022	2022	2023	2022
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$31,020	$31,180	$31,850	$31,818	$32,500	$31,347	$45,633
Non-agency	627	663	689	714	748	659	885
Commercial mortgage-backed	2,880	2,948	3,102	3,377	3,489	2,976	4,354
Asset-backed	989	575	218	105	110	597	2,885
U.S. Treasury and government agencies	7,996	8,231	9,088	10,345	11,789	8,434	25,448
Other	2,931	2,997	3,263	3,370	3,506	3,062	4,189
Total securities available for sale	46,443	46,594	48,210	49,729	52,142	47,075	83,394
Securities held to maturity
Residential mortgage-backed	44,112	45,033	45,616	44,184	39,329	44,914	24,317
Commercial mortgage-backed	2,346	2,396	2,453	2,323	2,069	2,398	1,089
Asset-backed	6,463	6,712	7,026	6,995	6,571	6,732	3,587
U.S. Treasury and government agencies	37,043	36,912	36,748	36,441	34,279	36,902	21,243
Other	3,256	3,391	3,338	3,218	2,600	3,329	1,585
Total securities held to maturity	93,220	94,444	95,181	93,161	84,848	94,275	51,821
Total investment securities	139,663	141,038	143,391	142,890	136,990	141,350	135,215
Loans
Commercial and industrial	175,206	180,878	182,017	179,111	172,788	179,342	165,142
Commercial real estate	36,032	35,938	36,110	36,181	35,140	36,026	34,541
Equipment lease financing	6,441	6,364	6,452	6,275	6,202	6,419	6,168
Consumer	54,744	55,070	55,020	54,809	54,563	54,944	54,692
Residential real estate	47,081	46,284	45,927	45,499	44,333	46,435	42,378
Total loans	319,504	324,534	325,526	321,875	313,026	323,166	302,921
Interest-earning deposits with banks (c)	38,352	31,433	34,054	30,395	31,892	34,629	44,641
Other interest-earning assets	8,777	9,215	8,806	9,690	9,560	8,933	9,637
Total interest-earning assets	506,296	506,220	511,777	504,850	491,468	508,078	492,414
Noninterest-earning assets	48,667	49,287	50,555	52,356	55,629	49,496	56,029
Total assets	$554,963	$555,507	$562,332	$557,206	$547,097	$557,574	$548,443
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$64,310	$63,691	$65,753	$63,944	$60,934	$64,579	$60,510
Demand	123,730	124,111	124,376	122,501	120,358	124,070	117,485
Savings	100,643	102,415	104,408	102,020	106,761	102,475	108,112
Time deposits	25,872	22,342	20,519	12,982	10,020	22,931	12,125
Total interest-bearing deposits	314,555	312,559	315,056	301,447	298,073	314,055	298,232
Borrowed funds
Federal Home Loan Bank borrowings	34,109	33,752	32,056	30,640	16,708	33,313	7,957
Senior debt	23,479	20,910	19,679	16,312	14,597	21,370	16,249
Subordinated debt	5,293	5,850	6,100	6,933	7,614	5,745	7,131
Other	4,584	5,180	5,133	5,346	5,342	4,964	5,457
Total borrowed funds	67,465	65,692	62,968	59,231	44,261	65,392	36,794
Total interest-bearing liabilities	382,020	378,251	378,024	360,678	342,334	379,447	335,026
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	107,981	113,178	121,176	133,461	141,167	114,063	148,062
Accrued expenses and other liabilities	15,629	15,063	16,014	17,461	15,699	15,567	16,061
Equity	49,333	49,015	47,118	45,606	47,897	48,497	49,294
Total liabilities and equity	$554,963	$555,507	$562,332	$557,206	$547,097	$557,574	$548,443
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $37.9 billion, $30.6 billion, $33.5 billion, $30.0 billion and $31.5 billion for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 and $34.0 billion and $44.2 billion for the nine months ended September 30, 2023 and September 30,2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2023	2023	2023	2022	2022	2023	2022
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.73%	2.67%	2.67%	2.54%	2.36%	2.69%	2.01%
Non-agency	10.42%	9.39%	8.53%	7.85%	7.62%	9.42%	7.57%
Commercial mortgage-backed	3.41%	2.84%	2.62%	2.75%	2.70%	2.95%	2.49%
Asset-backed	6.30%	6.56%	7.04%	11.98%	6.31%	6.44%	1.56%
U.S. Treasury and government agencies	2.28%	2.20%	2.05%	1.96%	1.73%	2.17%	1.36%
Other	2.58%	2.55%	2.47%	2.39%	2.47%	2.53%	2.61%
Total securities available for sale	2.87%	2.73%	2.64%	2.52%	2.33%	2.75%	1.91%
Securities held to maturity
Residential mortgage-backed	2.72%	2.72%	2.74%	2.60%	2.30%	2.73%	2.14%
Commercial mortgage-backed	5.55%	5.35%	4.95%	4.57%	3.50%	5.28%	3.04%
Asset-backed	4.36%	4.10%	3.97%	3.44%	2.58%	4.14%	2.31%
U.S. Treasury and government agencies	1.34%	1.34%	1.33%	1.30%	1.19%	1.34%	1.14%
Other	4.57%	4.65%	4.62%	4.47%	4.10%	4.61%	4.12%
Total securities held to maturity	2.42%	2.41%	2.41%	2.27%	1.96%	2.41%	1.82%
Total investment securities	2.57%	2.52%	2.49%	2.36%	2.10%	2.52%	1.88%
Loans
Commercial and industrial	5.86%	5.70%	5.34%	4.70%	3.69%	5.64%	3.14%
Commercial real estate	6.59%	6.37%	6.02%	5.28%	4.27%	6.33%	3.44%
Equipment lease financing	4.72%	4.51%	4.28%	4.18%	3.85%	4.51%	3.73%
Consumer	6.89%	6.57%	6.34%	5.88%	5.32%	6.60%	4.89%
Residential real estate	3.52%	3.41%	3.35%	3.28%	3.21%	3.43%	3.12%
Total loans	5.75%	5.57%	5.29%	4.75%	3.98%	5.54%	3.50%
Interest-earning deposits with banks	5.44%	5.10%	4.58%	3.76%	2.32%	5.05%	0.87%
Other interest-earning assets	6.66%	5.96%	5.75%	5.20%	3.94%	6.12%	2.92%
Total yield on interest-earning assets	4.87%	4.70%	4.46%	4.02%	3.35%	4.68%	2.80%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.10%	2.79%	2.40%	1.75%	0.85%	2.76%	0.36%
Demand	2.15%	1.89%	1.58%	1.14%	0.59%	1.87%	0.26%
Savings	1.49%	1.26%	1.03%	0.50%	0.09%	1.26%	0.06%
Time deposits	3.67%	3.26%	3.00%	1.45%	0.26%	3.34%	0.18%
Total interest-bearing deposits	2.26%	1.96%	1.66%	1.07%	0.45%	1.96%	0.20%
Borrowed funds
Federal Home Loan Bank borrowings	5.55%	5.28%	4.80%	3.92%	2.60%	5.22%	2.20%
Senior debt	6.17%	5.91%	5.39%	4.30%	2.96%	5.85%	1.80%
Subordinated debt	6.52%	6.19%	5.69%	4.79%	3.43%	6.12%	2.30%
Other	4.49%	3.79%	3.70%	3.24%	2.20%	3.98%	1.54%
Total borrowed funds	5.77%	5.44%	4.98%	4.07%	2.81%	5.41%	1.95%
Total rate on interest-bearing liabilities	2.86%	2.56%	2.20%	1.55%	0.75%	2.54%	0.39%
Interest rate spread	2.01%	2.14%	2.26%	2.47%	2.60%	2.14%	2.41%
Benefit from use of noninterest-bearing sources (b)	0.70%	0.65%	0.58%	0.45%	0.22%	0.64%	0.13%
Net interest margin	2.71%	2.79%	2.84%	2.92%	2.82%	2.78%	2.54%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 were $36 million, $37 million, $38 million, $36 million and $29 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2023 and September 30, 2022 were $111 million and $76 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2023	2023	2023	2022	2022
Commercial
Commercial and industrial
Manufacturing	$29,163	$30,586	$32,132	$30,845	$28,629
Retail/wholesale trade	28,284	28,751	29,172	29,176	27,532
Financial services	22,770	21,823	22,534	21,320	21,590
Service providers	21,680	22,277	23,186	23,548	22,043
Real estate related (a)	16,182	17,200	17,548	17,780	17,513
Technology, media & telecommunications	10,989	11,158	11,338	11,845	11,366
Health care	10,092	10,186	10,537	10,649	10,420
Transportation and warehousing	7,891	8,048	7,824	7,858	7,977
Other industries	27,112	27,600	28,726	29,198	26,743
Total commercial and industrial	174,163	177,629	182,997	182,219	173,813
Commercial real estate	35,776	35,928	35,991	36,316	35,592
Equipment lease financing	6,493	6,400	6,424	6,514	6,192
Total commercial	216,432	219,957	225,412	225,049	215,597
Consumer
Residential real estate	47,359	46,834	46,067	45,889	45,057
Home equity	26,159	26,200	26,203	25,983	25,367
Automobile	14,940	15,065	14,923	14,836	15,025
Credit card	7,060	7,092	6,961	7,069	6,774
Education	2,020	2,058	2,131	2,173	2,287
Other consumer	4,446	4,555	4,778	5,026	5,293
Total consumer	101,984	101,804	101,063	100,976	99,803
Total loans	$318,416	$321,761	$326,475	$326,025	$315,400
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2023	2023	2023	2022	2022	2023	2022
Allowance for loan and lease losses
Beginning balance	$4,737	$4,741	$4,741	$4,581	$4,462	$4,741	$4,868
Adoption of ASU 2022-02 (a)			(35)			(35)
Beginning balance, adjusted	4,737	4,741	4,706	4,581	4,462	4,706	4,868
Gross charge-offs:
Commercial and industrial	(43)	(45)	(104)	(121)	(65)	(192)	(136)
Commercial real estate	(25)	(87)	(12)	(22)	(7)	(124)	(22)
Equipment lease financing	(4)	(3)	(4)	(2)	(1)	(11)	(4)
Residential real estate	(1)	(2)	(3)	(2)	(2)	(6)	(9)
Home equity	(4)	(5)	(6)	(6)	(3)	(15)	(9)
Automobile	(30)	(28)	(33)	(34)	(32)	(91)	(118)
Credit card	(78)	(80)	(74)	(62)	(59)	(232)	(194)
Education	(4)	(5)	(4)	(4)	(4)	(13)	(12)
Other consumer	(44)	(38)	(42)	(64)	(49)	(124)	(164)
Total gross charge-offs	(233)	(293)	(282)	(317)	(222)	(808)	(668)
Recoveries:
Commercial and industrial	45	33	20	33	23	98	68
Commercial real estate	2		2	2	1	4	3
Equipment lease financing	2	3	3	1	1	8	7
Residential real estate	3	4	3	2	4	10	15
Home equity	12	13	11	13	19	36	58
Automobile	26	27	24	24	30	77	100
Credit card	10	11	11	8	12	32	43
Education	1	2	2	1	1	5	4
Other consumer	11	6	11	9	12	28	31
Total recoveries	112	99	87	93	103	298	329
Net (charge-offs) / recoveries:
Commercial and industrial	2	(12)	(84)	(88)	(42)	(94)	(68)
Commercial real estate	(23)	(87)	(10)	(20)	(6)	(120)	(19)
Equipment lease financing	(2)		(1)	(1)		(3)	3
Residential real estate	2	2			2	4	6
Home equity	8	8	5	7	16	21	49
Automobile	(4)	(1)	(9)	(10)	(2)	(14)	(18)
Credit card	(68)	(69)	(63)	(54)	(47)	(200)	(151)
Education	(3)	(3)	(2)	(3)	(3)	(8)	(8)
Other consumer	(33)	(32)	(31)	(55)	(37)	(96)	(133)
Total net (charge-offs)	(121)	(194)	(195)	(224)	(119)	(510)	(339)
Provision for credit losses (b)	153	189	229	380	241	571	59
Other	(2)	1	1	4	(3)		(7)
Ending balance	$4,767	$4,737	$4,741	$4,741	$4,581	$4,767	$4,581
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(23)	$(99)	$(95)	$(109)	$(48)	$(217)	$(84)
Consumer net charge-offs	(98)	(95)	(100)	(115)	(71)	(293)	(255)
Total net charge-offs	$(121)	$(194)	$(195)	$(224)	$(119)	$(510)	$(339)
Net charge-offs to average loans (annualized)	0.15%	0.24%	0.24%	0.28%	0.15%	0.21%	0.15%
Commercial	0.04%	0.18%	0.17%	0.20%	0.09%	0.13%	0.05%
Consumer	0.38%	0.38%	0.40%	0.45%	0.28%	0.39%	0.35%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Our second quarter 2023 Form 10-Q included, and our third quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2023	2023	2023	2022	2022	2023	2022
Provision for credit losses
Loans and leases	$153	$189	$229	$380	$241	$571	$59
Unfunded lending related commitments	(23)	(9)	(22)	12	1	(54)	20
Investment securities	(10)		(1)	10	3	(11)	7
Other financial assets	9	(34)	29	6	(4)	4	(17)
Total provision for credit losses	$129	$146	$235	$408	$241	$510	$69

Table 8: Allowance for Credit Losses by Loan Class (a)

	September 30, 2023			June 30, 2023			September 30, 2022
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,843	$174,163	1.06%	$1,836	$177,629	1.03%	$1,974	$173,813	1.14%
Commercial real estate	1,270	35,776	3.55%	1,206	35,928	3.36%	994	35,592	2.79%
Equipment lease financing	109	6,493	1.68%	100	6,400	1.56%	93	6,192	1.50%
Total commercial	3,222	216,432	1.49%	3,142	219,957	1.43%	3,061	215,597	1.42%
Consumer
Residential real estate	62	47,359	0.13%	72	46,834	0.15%	50	45,057	0.11%
Home equity	288	26,159	1.10%	294	26,200	1.12%	215	25,367	0.85%
Automobile	169	14,940	1.13%	188	15,065	1.25%	214	15,025	1.42%
Credit card	762	7,060	10.79%	765	7,092	10.79%	732	6,774	10.81%
Education	56	2,020	2.77%	61	2,058	2.96%	64	2,287	2.80%
Other consumer	208	4,446	4.68%	215	4,555	4.72%	245	5,293	4.63%
Total consumer	1,545	101,984	1.51%	1,595	101,804	1.57%	1,520	99,803	1.52%
Total	4,767	$318,416	1.50%	4,737	$321,761	1.47%	4,581	$315,400	1.45%
Allowance for unfunded lending related commitments	640			663			682
Allowance for credit losses	$5,407			$5,400			$5,263

Supplemental Information
Allowance for credit losses to total loans			1.70%			1.68%			1.67%
Commercial			1.73%			1.68%			1.70%
Consumer			1.62%			1.67%			1.60%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $131 million, $171 million and $162 million at September 30, 2023, June 30, 2023 and September 30, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2023	2023	2023	2022	2022
Nonperforming loans (a)
Commercial
Commercial and industrial
Service providers	$162	$114	$128	$174	$223
Technology, media & telecommunications	51	55	22	20	20
Transportation and warehousing	44	33	24	27	29
Retail/wholesale trade	41	41	82	151	158
Health care	37	60	57	50	45
Manufacturing	34	50	105	85	88
Real estate related (b)	31	42	43	50	47
Other industries	58	75	87	106	138
Total commercial and industrial	458	470	548	663	748
Commercial real estate	723	350	337	189	148
Equipment lease financing	30	7	6	6	7
Total commercial	1,211	827	891	858	903
Consumer (c)
Residential real estate	330	429	432	424	429
Home equity	446	506	523	526	530
Automobile	114	133	145	155	167
Credit card	11	10	9	8	6
Other consumer	11	8	10	14	33
Total consumer	912	1,086	1,119	1,127	1,165
Total nonperforming loans (d)	2,123	1,913	2,010	1,985	2,068
OREO and foreclosed assets	35	36	38	34	33
Total nonperforming assets	$2,158	$1,949	$2,048	$2,019	$2,101
Nonperforming loans to total loans	0.67%	0.59%	0.62%	0.61%	0.66%
Nonperforming assets to total loans, OREO and foreclosed assets	0.68%	0.61%	0.63%	0.62%	0.67%
Nonperforming assets to total assets	0.39%	0.35%	0.36%	0.36%	0.38%
Allowance for loan and lease losses to nonperforming loans	225%	248%	236%	239%	222%
(a)In connection with the adoption of ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, nonperforming loan amounts after January 1, 2023 include certain loans whose terms were modified as a result of a borrower’s financial difficulty. Prior year amounts included nonperforming TDRs, for which accounting guidance was eliminated effective January 1, 2023. Our second quarter 2023 Form 10-Q included, and our third quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)Represents loans related to customers in the real estate and construction industries.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	July 1, 2023 -	April 1, 2023 -	January 1, 2023 -	October 1, 2022 -	July 1, 2022 -
In millions	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Beginning balance	$1,949	$2,048	$2,019	$2,101	$2,075
New nonperforming assets	641	410	452	346	438
Charge-offs and valuation adjustments	(91)	(135)	(122)	(174)	(79)
Principal activity, including paydowns and payoffs	(112)	(297)	(172)	(139)	(182)
Asset sales and transfers to loans held for sale	(7)	(12)	(46)	(22)	(3)
Returned to performing status (a)	(222)	(65)	(83)	(93)	(148)
Ending balance	$2,158	$1,949	$2,048	$2,019	$2,101
(a)Amounts for the three months ended September 30, 2023 include updates to our return to accrual guidelines to bring consistency across consumer loan classes as to how and when loans become eligible to return to performing status.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Prior period amounts continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2023	2023	2023	2022	2022
Commercial
Commercial and industrial	$84	$64	$119	$169	$321
Commercial real estate	2	10	25	19	11
Equipment lease financing	25	14	33	20	6
Total commercial	111	88	177	208	338
Consumer
Residential real estate
Non government insured	179	151	167	190	223
Government insured	78	77	78	91	75
Home equity	59	56	48	53	46
Automobile	83	84	79	106	96
Credit card	50	49	48	50	44
Education
Non government insured	6	5	6	5	6
Government insured	26	28	29	29	30
Other consumer	15	17	13	15	21
Total consumer	496	467	468	539	541
Total	$607	$555	$645	$747	$879
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.17%	0.20%	0.23%	0.28%
Commercial	0.05%	0.04%	0.08%	0.09%	0.16%
Consumer	0.49%	0.46%	0.46%	0.53%	0.54%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2023	2023	2023	2022	2022
Commercial
Commercial and industrial	$32	$47	$21	$27	$55
Commercial real estate	2		1	4	4
Equipment lease financing	6	5	5	4	6
Total commercial	40	52	27	35	65
Consumer
Residential real estate
Non government insured	52	36	43	54	49
Government insured	51	50	55	58	46
Home equity	22	18	18	20	16
Automobile	19	20	18	25	21
Credit card	38	36	35	35	30
Education
Non government insured	3	2	4	2	4
Government insured	19	15	17	20	22
Other consumer	9	9	8	12	15
Total consumer	213	186	198	226	203
Total	$253	$238	$225	$261	$268
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.07%	0.07%	0.08%	0.08%
Commercial	0.02%	0.02%	0.01%	0.02%	0.03%
Consumer	0.21%	0.18%	0.20%	0.22%	0.20%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2023	2023	2023	2022	2022
Commercial
Commercial and industrial	$102	$112	$134	$137	$139
Commercial real estate					5
Total commercial	102	112	134	137	144
Consumer
Residential real estate
Non government insured	36	30	26	32	30
Government insured	146	144	152	167	166
Automobile	6	5	5	7	6
Credit card	80	71	74	70	58
Education
Non government insured	2	2	2	2	2
Government insured	46	46	54	57	61
Other consumer	9	9	9	10	12
Total consumer	325	307	322	345	335
Total	$427	$419	$456	$482	$479
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.13%	0.14%	0.15%	0.15%
Commercial	0.05%	0.05%	0.06%	0.06%	0.07%
Consumer	0.32%	0.30%	0.32%	0.34%	0.34%
Total accruing loans past due	$1,287	$1,212	$1,326	$1,490	$1,626
Commercial	$253	$252	$338	$380	$547
Consumer	$1,034	$960	$988	$1,110	$1,079
Total accruing loans past due to total loans	0.40%	0.38%	0.41%	0.46%	0.52%
Commercial	0.12%	0.11%	0.15%	0.17%	0.25%
Consumer	1.01%	0.94%	0.98%	1.10%	1.08%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2023	2023	2023	2022	2022
Full-time employees
Retail Banking	29,692	30,446	31,583	32,467	33,288
Other full-time employees	27,725	27,785	27,874	27,427	26,328
Total full-time employees	57,417	58,231	59,457	59,894	59,616
Part-time employees
Retail Banking	1,480	1,567	1,537	1,577	1,520
Other part-time employees	70	503	79	74	77
Total part-time employees	1,550	2,070	1,616	1,651	1,597
Total	58,967	60,301	61,073	61,545	61,213

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2023	2023	2023	2022	2022	2023	2022
Net Income
Retail Banking	$1,094	$954	$647	$752	$560	$2,695	$1,222
Corporate & Institutional Banking	960	817	1,059	982	929	2,836	2,888
Asset Management Group	73	63	52	52	90	188	278
Other	(573)	(351)	(81)	(258)	45	(1,005)	125
Net income excluding noncontrolling interests	$1,554	$1,483	$1,677	$1,528	$1,624	$4,714	$4,513

Revenue
Retail Banking	$3,360	$3,150	$3,024	$3,079	$2,742	$9,534	$7,428
Corporate & Institutional Banking	2,254	2,202	2,300	2,451	2,255	6,756	6,440
Asset Management Group	362	353	357	375	396	1,072	1,169
Other	(743)	(412)	(78)	(142)	156	(1,233)	320
Total revenue	$5,233	$5,293	$5,603	$5,763	$5,549	$16,129	$15,357
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Nine months ended
	September 30	June 30		March 31		December 31	September 30	September 30	September 30
Dollars in millions	2023	2023		2023		2022	2022	2023	2022
Income Statement
Net interest income	$2,576	$2,448		$2,281		$2,330	$2,017	$7,305	$5,210
Noninterest income	784	702		743		749	725	2,229	2,218
Total revenue	3,360	3,150		3,024		3,079	2,742	9,534	7,428
Provision for (recapture of) credit losses	42	(14)		238		193	92	266	66
Noninterest expense	1,876	1,904		1,927		1,892	1,901	5,707	5,706
Pretax earnings	1,442	1,260		859		994	749	3,561	1,656
Income taxes	337	295		202		232	175	834	389
Noncontrolling interests	11	11		10		10	14	32	45
Earnings	$1,094	$954	752	$647	322	$752	$560	$2,695	$1,222
Average Balance Sheet
Loans held for sale	$633	$614		$542		$737	$837	$597	$991
Loans
Consumer
Residential real estate	$35,107	$35,150		$35,421		$35,286	$34,465	$35,225	$33,088
Home equity	24,591	24,663		24,571		24,126	23,393	24,608	22,916
Automobile	14,976	15,005		14,918		14,793	15,088	14,966	15,638
Credit card	7,075	7,015		6,904		6,882	6,684	6,999	6,532
Education	2,057	2,115		2,188		2,257	2,327	2,119	2,422
Other consumer	1,882	1,929		1,990		2,049	2,092	1,934	2,204
Total consumer	85,688	85,877		85,992		85,393	84,049	85,851	82,800
Commercial	11,733	11,708		11,438		11,181	10,881	11,628	11,176
Total loans	$97,421	$97,585		$97,430		$96,574	$94,930	$97,479	$93,976
Total assets	$114,724	$114,826		$115,384		$115,827	$114,619	$114,975	$113,157
Deposits
Noninterest-bearing	$58,110	$59,464		$60,801		$64,031	$65,405	$59,448	$65,026
Interest-bearing	195,560	197,854		201,720		195,743	198,956	198,356	200,918
Total deposits	$253,670	$257,318		$262,521		$259,774	$264,361	$257,804	$265,944
Performance Ratios
Return on average assets	3.78%	3.33%		2.27%		2.58%	1.94%	3.13%	1.44%
Noninterest income to total revenue	23%	22%		25%		24%	26%	23%	30%
Efficiency	56%	60%		64%		61%	69%	60%	77%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2023	2023	2023	2022	2022	2023	2022
Supplemental Noninterest Income Information
Asset management and brokerage	$130	$123	$131	$128	$131	$384	$400
Card and cash management	$329	$344	$324	$335	$344	$997	$1,003
Lending and deposit services	$193	$176	$181	$172	$167	$550	$498
Residential and commercial mortgage	$128	$75	$104	$111	$38	$307	$208
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$213	$191	$188	$190	$170
Serviced portfolio acquisitions	$25	$7	$2	$24	$29	$34	$50
MSR asset value (b)	$2.8	$2.3	$2.2	$2.3	$2.1
MSR capitalization value (in basis points) (b)	133	123	119	122	122
Servicing income: (in millions)
Servicing fees, net (c)	$67	$67	$78	$73	$50	$212	$119
Mortgage servicing rights valuation net of economic hedge	$37	$(9)	$14	$24	$(30)	$42	$(15)
Residential mortgage loan statistics
Loan origination volume (in billions)	$2.1	$2.4	$1.4	$2.1	$3.1	$5.9	$13.0
Loan sale margin percentage	2.43%	2.23%	2.26%	2.20%	1.97%	2.31%	2.13%
Percentage of originations represented by:
Purchase volume (d)	87%	90%	84%	88%	85%	87%	64%
Refinance volume	13%	10%	16%	12%	15%	13%	36%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	68%	65%	65%	65%	65%	66%	64%
Digital consumer customers (f)	78%	76%	75%	76%	78%	77%	78%
Credit-related statistics
Nonperforming assets	$856	$981	$1,009	$1,003	$1,027
Net charge-offs - loans and leases	$114	$109	$112	$108	$98	$335	$327
Other statistics
ATMs	8,476	8,566	8,697	8,933	9,169
Branches (g)	2,303	2,361	2,450	2,518	2,527
Brokerage account client assets (in billions) (h)	$73	$75	$73	$70	$67
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three and nine months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Reflects all branches and solution centers excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2023	2023	2023	2022	2022	2023	2022
Income Statement
Net interest income	$1,419	$1,381	$1,414	$1,489	$1,368	$4,214	$3,781
Noninterest income	835	821	886	962	887	2,542	2,659
Total revenue	2,254	2,202	2,300	2,451	2,255	6,756	6,440
Provision for (recapture of) credit losses	102	209	(28)	183	150	283	15
Noninterest expense	895	921	939	990	890	2,755	2,661
Pretax earnings	1,257	1,072	1,389	1,278	1,215	3,718	3,764
Income taxes	292	250	325	291	281	867	864
Noncontrolling interests	5	5	5	5	5	15	12
Earnings	$960	$817	$1,059	$982	$929	$2,836	$2,888
Average Balance Sheet
Loans held for sale	$283	$440	$456	$337	$449	$392	$522
Loans
Commercial
Commercial and industrial	$161,810	$167,357	$168,874	$166,176	$160,140	$165,987	$151,971
Commercial real estate	34,587	34,410	34,605	34,663	33,525	34,534	32,938
Equipment lease financing	6,441	6,364	6,451	6,274	6,202	6,419	6,168
Total commercial	202,838	208,131	209,930	207,113	199,867	206,940	191,077
Consumer	4	5	7	8	7	6	9
Total loans	$202,842	$208,136	$209,937	$207,121	$199,874	$206,946	$191,086
Total assets	$230,082	$234,174	$234,536	$234,120	$224,984	$232,914	$215,163
Deposits
Noninterest-bearing	$48,123	$51,948	$58,529	$67,340	$73,523	$52,829	$80,197
Interest-bearing	93,563	89,068	86,832	79,916	71,925	89,845	68,514
Total deposits	$141,686	$141,016	$145,361	$147,256	$145,448	$142,674	$148,711
Performance Ratios
Return on average assets	1.66%	1.40%	1.83%	1.66%	1.64%	1.63%	1.79%
Noninterest income to total revenue	37%	37%	39%	39%	39%	38%	41%
Efficiency	40%	42%	41%	40%	39%	41%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$849	$778	$785	$843	$753	$2,412	$1,958
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$17	$13	$27	$15	$26	$57	$62
Commercial mortgage loan servicing income (d)	43	44	39	52	66	126	204
Commercial mortgage servicing rights valuation, net of economic hedge	54	4	41	39	53	99	99
Total	$114	$61	$107	$106	$145	$282	$365
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e)	$282	$280	$281	$281	$282
MSR asset value (e)	$1,169	$1,106	$1,061	$1,113	$1,132
Average loans by C&IB business (f)
Corporate Banking	$113,538	$117,259	$119,602	$115,126	$110,665	$116,777	$103,055
Real Estate	47,234	47,692	47,297	48,031	45,837	47,407	44,427
Business Credit	29,900	30,613	30,180	30,087	28,930	30,230	27,913
Commercial Banking	7,861	8,225	8,430	8,683	9,008	8,170	9,500
Other	4,309	4,347	4,428	5,194	5,434	4,362	6,191
Total average loans	$202,842	$208,136	$209,937	$207,121	$199,874	$206,946	$191,086
Credit-related statistics
Nonperforming assets (e)	$1,130	$738	$801	$761	$779
Net charge-offs - loans and leases	$12	$93	$85	$100	$33	$190	$43
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.
(f)As the result of a business realignment within C&IB during the second quarter of 2023, certain loans were reclassified from Other to Corporate Banking in the prior periods to conform to the current period presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2023	2023	2023	2022	2022	2023	2022
Income Statement
Net interest income	$139	$125	$127	$152	$165	$391	$456
Noninterest income	223	228	230	223	231	681	713
Total revenue	362	353	357	375	396	1,072	1,169
Provision for (recapture of) credit losses	(4)	(10)	9	17	4	(5)	11
Noninterest expense	271	280	280	291	274	831	795
Pretax earnings	95	83	68	67	118	246	363
Income taxes	22	20	16	15	28	58	85
Earnings	$73	$63	$52	$52	$90	$188	$278
Average Balance Sheet
Loans
Consumer
Residential real estate	$10,750	$9,855	$9,174	$8,835	$8,430	$9,932	$7,756
Other consumer	3,901	4,065	4,156	4,388	4,640	4,040	4,605
Total consumer	14,651	13,920	13,330	13,223	13,070	13,972	12,361
Commercial	1,090	1,229	1,246	1,291	1,328	1,188	1,577
Total loans	$15,741	$15,149	$14,576	$14,514	$14,398	$15,160	$13,938
Total assets	$16,161	$15,562	$14,997	$14,935	$14,820	$15,578	$14,360
Deposits
Noninterest-bearing	$1,756	$1,787	$1,846	$2,107	$2,286	$1,796	$2,852
Interest-bearing	25,417	25,482	26,337	25,651	27,054	25,742	28,564
Total deposits	$27,173	$27,269	$28,183	$27,758	$29,340	$27,538	$31,416
Performance Ratios
Return on average assets	1.79%	1.62%	1.41%	1.38%	2.41%	1.61%	2.59%
Noninterest income to total revenue	62%	65%	64%	59%	58%	64%	61%
Efficiency	75%	79%	78%	78%	69%	78%	68%
Other Information
Nonperforming assets (b)	$39	$41	$42	$56	$95
Net charge-offs (recoveries) - loans and leases		$(2)		$18	$(2)	$(2)	$(1)
Brokerage account client assets (in billions) (b)	$5	$5	$4	$4	$4
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$176	$176	$177	$173	$166
Nondiscretionary client assets under administration	170	168	156	152	148
Total	$346	$344	$333	$325	$314
Discretionary client assets under management
PNC Private Bank	$109	$111	$108	$105	$99
Institutional Asset Management	67	65	69	68	67
Total	$176	$176	$177	$173	$166
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets – Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

FICO score – A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve – A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.